RumbleON

COMPANY PRESENTATION

June 2017

FORWARD-LOOKING STATEMENTS & PROJECTIONS

This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of RumbleON, Inc. D/B/A as RumbleON ("Company") or any of Company's affiliates' securities (as such term is defined under the U.S. Federal Securities Laws). The information contained in this presentation is provided on the understanding that it will be held in strict confidence and not be disclosed to third parties without the prior written consent of the Company.

This presentation includes financial forecasts, projections, and other forward-looking statements regarding the Company, its business and prospects. This forward-looking information is based on assumptions and expectations which, while considered reasonable by the Company and its management as of the date of this presentation, are subject to risks, uncertainties, and other factors that may cause actual results and performance to materially differ from results or performance expressed or implied by the forward-looking statements, including those risks set forth under the heading "Risk Factors" and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2016 ("2016 Form 10-K") and in our other filings with the Securities and Exchange Commission. Our 2016 Form 10-K is included with these materials and is incorporated in this Company Presentation by reference. The Company assumes no obligation to update the information in this presentation, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date, but the Company cannot assure you that such statements, information or estimates are complete or accurate.

Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that the Company considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the Securities and Exchange Commission ("SEC"), the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither the Company's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

Before deciding to invest with us, you should carefully read our entire 2016 Form 10-K, including the information set forth under the heading "Risk Factors", and in our other filings with the SEC.

THE RumbleON VISION


AT&T
Home
SELL YOUR MOTORCYCLE
FASTER & EASIER
Instant Cash Offers

To create the most trusted brand and efficient online marketplace and distribution system for the recreational vehicle market, starting with motorcycles. RumbleON provides a unique and disruptive solution for the acquisition and distribution of recreational vehicles online. It will become the most trusted and effective solution for consumers and dealers to **BUY-SELL-LIST-AUCTION** vehicles by providing the only real liquidity source and access to virtual inventory on a simple and transparent mobile app and website.

MEETING PARTICIPANTS

Marshall Chesrown—Founder, Chairman, and CEO

- 35+ years in automotive retail and finance.
- Founder & Director (and former COO) of Vroom.
- Previously SVP of Retail Operations for AutoNation, President of Chesrown Automotive Group, and Dealer Partner for the Van Tuyl Group.

Steven R. Berrard—Founder, CFO and Board Member

- 35+ year career in high growth and industry-defining public companies.
- Previously Co-Founder and Co-CEO of AutoNation, CEO of Blockbuster Entertainment Group, Chairman and CEO of Jamba Juice, CEO of Swisher Hygiene, and initial investor and board member of Vroom.
- Board of Directors: AutoNation, Vroom, Walter Investment Management Corp., Viacom, Boca Resorts, Birmingham Steel, Blockbuster Entertainment Group, Republic Industries, HealthSouth, Spelling Entertainment and Swisher Hygiene.

HISTORY AND OUTLOOK

WE HAVE LEVERAGED OUR COLLECTIVE EXPERTISE AND PRIOR EXPERIENCES TO LAUNCH RumbleON.

- Given favorable sector dynamics, we believe we have a unique opportunity to rapidly establish RumbleON as the market leader and most trusted brand within the industry.
- With our upcoming expanded market launch and an established technology platform, we are poised to significantly grow revenue and earnings while we scale the business.
- As a public company, we expect to realize the benefits of capital structure flexibility, shareholder liquidity, enhanced ability to recruit and retain talent, and increased credibility with potential customers and vendors.
- Financial targets:
  - Expected revenue of $80-100 million within our first twelve months.
  - Month twelve run rate revenue of $180+ million.
  - Cash flow and net income positive Q2 2018.
  - Total unit gross margins of 18-19%.
  - EBIT margins of 8-10% at scale.
- Proceeds from our contemplated capital raise to be used primarily to fund equity in our inventory and customer acquisition through marketing strategy and insight.

RumbleON TIMELINE:

RumbleON

SUMMER 2016
Founded by Marshall Chesrown and Steven Berrard, Headquartered in Charlotte, NC.

JULY 2016
BHLP purchased public shell (**OTC: RMBL**).

OCT 2016
Began working in test market.

NOV 2016
$2.7mm capital raise.

FEB 2017
Acquired NextGen Dealer Solutions for $4.8mm, and entered Halcyon technology development partnership.

FEB 2017
$2.5mm capital raise at **$4/share**.

APRIL 2017
Added to Select Dealer Market.

MAY 2017
Business commenced on RumbleON.com and mobile app.

RumbleON HIGHLIGHTS

DISRUPTIVE ONLINE RETAILER IN LARGE AND HIGHLY FRAGMENTED ADDRESSABLE MARKET.

- $7.5 billion market dominated by inefficient local peer-to-peer transactions and listing sites.
- Opportunity to leverage the massive and accelerating consumer shift to eCommerce.
- First-to-market "end-to-end" online marketplace for motorcycles; initially focused on Harley-Davidson.
- Existing distribution is fragmented, "bricks and mortar" dominated, and has limited online sophistication.

FUNDAMENTALLY CHANGE THE MOTORCYCLE BUYING AND SELLING EXPERIENCE.

- Compelling value proposition, unprecedented transparency and simplicity for consumers and dealers.
- Firm cash bid and listing options, providing liquidity and choice with increased customer retention.
- No haggle pricing, inspected, reconditioned and certified product with 90-day warranty and money back guarantee.

HIGHLY SCALABLE BUSINESS MODEL DRIVEN BY ASSET AND INFRASTRUCTURE LIGHT OPERATIONS.

- Comprehensive and proven technology platform in combination with leading 3rd party technology providers.
- Multiple options for vehicle sourcing and supply (consumers, dealers and auctions).
- National network of dealer partners provide inspection, reconditioning, logistics support and distribution.

OPPORTUNITY FOR ROBUST GROWTH, MARGINS AND ACCELERATED RAMP TO PROFITABILITY.

- Significant revenue growth driven by unique model, first mover advantage and limited competition.
- Variable expense driven model with ability to rapidly leverage technology and fixed cost base.
- Strong unit economics drive rapid ramp to profitability, and capital light operations drive high ROE.

MARKET PRIMED FOR DISRUPTIVE CHANGE

- **Highly fragmented dealer network dominated by single location owner-operators.**
  - Over 5,000 dealers nationwide.
  - No national competitor.
- **Unsophisticated online offerings, and no current competitors with the desire or capital required to meaningfully change industry dynamics.**
- **Negative consumer experience driven by similar sales tactics that have plagued automotive sector.**
  - Customers do not trust or enjoy the buying/selling process.
- **Demographics support the massive consumer shift to online retail.**
  - Informed buyers prefer simple mobile apps and eCommerce.
- **Lack of liquidity for motorcycle sales drives heavy use of inefficient listing sites.**
  - Difficult and time-consuming transaction for both buyer and seller.


WELCOME

LARGE ADDRESSABLE MARKET

OUR INITIAL ADDRESSABLE MARKET, 650CC+ PRE-OWNED MOTORCYCLES, IS APPROXIMATELY $7.5 BILLION (WITH APPROXIMATELY 800,000 ANNUAL UNITS SOLD).

650cc + Motorcycle Market

$7.5+ bn annual transaction volume

800k annual units sold

66% peer-to-peer transactions

Manufacturer	Units	Share
Harley-Davidson	3,345,183	52.4%
Honda	1,032,071	16.2%
Yamaha	515,650	8.1%
Suzuki	484,524	7.6%
Kawasaki	409,037	6.4%
Other	1,003,369	15.7%
Total	**6,380,797**	**100.0%**

Recreational Vehicle Market by Segment

	Units in Operation	New Units Sold
MOTORCYCLES	10+mm 650cc + 6.4mm	573k 300k
ATVs / UTVs	10+mm	630k
RVs	8.9mm	472k
BOATS / PERSONAL WATERCRAFT	15.7mm	940k used txns

Sources: Motorcycle Industry Council, National Marine Manufacturers Association, Power Products Marketing, Recreation Vehicle Industry Association, US Government Accountability Office—2010, Jan 2016, IHS Automotive, state registration data, Personal Watercraft Industry Association.

HARLEY-DAVIDSON IS OUR STARTING POINT

WITH 51% MARKET SHARE IN 650CC+ MOTORCYCLES, HARLEY-DAVIDSON ("H-D") IS THE DOMINANT BRAND IN THE U.S. FOR CRUISING AND TOURING BIKES.

- **71% of the 563K total H-D registered sale transactions in 2015 were pre-owned.**
  - Estimated $4.0+ billion in annual transactions, of which only 1/3 transact via the dealer network.
  - Installed base of 6.6 million units provides foundation for significant transaction volume.
- **Aspirational lifestyle brand supported with heavy H-D investment in driving awareness, encouraging new ridership.**
  - 10-year plan to generate two million new riders in the U.S.
  - 15 million motorcycle intenders with interest in H-D planning to buy a motorcycle within three years.
  - 2.4 million non-H-D owners interested in buying a Harley-Davidson within three years.
- **Young adults 18-34 are buying H-D used vs. new at 3-1 ratio.**
- **Large nationwide dealer network is synergistic with RumbleON.**
  - Dealers lack capital for significant inventory build and sophisticated online presence.

Pre-Owned Transaction Channels*



Annual H-D
Pre-owned Sales
400K UNITS
$4.0 bn
Consumer/
Independent
$2.4 bn
250k
UNITS
Dealer
$1.3 bn
125k
UNITS
Other
$0.3 bn
25k
UNITS

Note: *Based on Harley-Davidson published information and management estimates.

CONVENIENT SOLUTION FOR SELLERS

THE CURRENT SELLING PROCESS IS DIFFICULT, TIME-CONSUMING AND UNCERTAIN.

STATUS QUO	RumbleON
Time and Effort Various site listings; lead management.	***Quick and Simple*** Easy-to-use website and mobile app; transparent process.
Uncertainty No guaranteed sale.	***Instant Cash Offer*** Guaranteed sale or ability to list while we manage the whole transaction.
Security Concerns Strangers visiting your home; exchange of funds.	***Trusted Partner*** We manage transaction closing, professional pick-up, and delivery; option to utilize dealer partners.
Limited Geography Local pool of potential buyers.	***National Audience*** Nationwide platform with national buyer group online; local presence of dealer partners.

SELLING TO RumbleON

SELL YOUR BIKE IN MINUTES WITH RumbleON.

1 **Tell us some basic information about your motorcycle and take a few pictures.**

2 **Receive a haggle-free, guaranteed 3-day cash offer within minutes, delivered right to your inbox.**

3 **Accept cash offer and receive next day payment. Or, for a listing fee, choose to extend the offer by up to 45 days and have RumbleON list instantly to RumbleON.com, and all other listing sites to potentially receive higher value.**

4 **We'll pick up the motorcycle, or you can drop it off at a dealer partner. You just sit back, relax, and get paid.**


AT&T
1:02 PM
Home
SELL YOUR MOTORCYCLE FASTER & EASIER
Instant Cash Offers
No-Haggle Pricing
Worldwide Delivery
GET YOUR OFFER
CHECK OUT OUR MOTORCYCLES

TRUSTED MARKETPLACE FOR BUYERS

THE CURRENT BUYING PROCESS REQUIRES PLACING TRUST IN UNKNOWN THIRD PARTIES.

STATUS QUO		RumbleON
Limited Selection Local listings; poor photos and descriptions.	→	***National Inventory*** Huge selection of bikes; high-definition photographs and full descriptions.
Unknown Quality Unfamiliar 3rd party; limited options if not satisfied.	→	***Guarantee*** 3-day money back guarantee; 90-day, 3k mile warranty; certified inventory of inspected and reconditioned bikes.
Negotiation Price and details subject to change.	→	***No Haggle Process*** Transparent, customer-focused, no haggle; value oriented pricing.
Complicated Logistics Complicated title and documentation process; uncertain monetary exchange process.	→	***Details Covered*** One-stop solution; title and documentation work, vehicle pick-up, and online financing.

BUYING FROM RumbleON

SUPERIOR USER EXPERIENCE.

- Haggle-free pricing.
- Seamless online transaction can be completed in minutes.

LARGEST SELECTION.

- Expect inventory of 1,000+ motorcycles by end of 2017.
- Additional supply from dealer listings and wholesale auctions.

BEST VALUE.

- Average discount of 5-10% from NADA suggested retail.

MULTIPLE FINANCING OPTIONS.

- 90 day / 3,000 mile fender-to-fender warranty.
- 3-day money back guarantee.

1 Access RumbleON platform and identify vehicle for purchase.

2 Review financing options and complete transaction online*.

3 Provide online payment and have vehicle shipped to your location or nearest dealer partner for pick-up.



SELL
BUY
FINANCE
ABOUT US
(888) 621-9682
info@rumbleon.com
SIGN IN / SIGN UP
2016
Stock# 31423915
Harley-Davidson SPORTSTER FORTY-EIGHT
VIN
1HD1LC312GC423915
Model Code
N/A
Mileage
1,682
Color
Black
RumbleON Price
$10,480.00
Taxes TBD
Fees TBD
Shipping TBD
Total $10,480.00
No Dealer Fees
Taxes and fees estimated
Payment Calculator
FAVORITE
HOLD

Note: *In most cases, completed paperwork needs to be sent for signature to respective parties.

DISRUPTIVE TECHNOLOGY PLATFORM


Buy
Price
2005 YAMAHA
V-STAR CLASSIC
Original MSRP
$8,399.00
RumbleON Price
$2,480.00
2006 Harley-Davids...
44,413 miles
XL1200C
Original MSRP
$10,015.00
RumbleON Price
$2,580.00
2008 Harley-Davids...
19,494 miles
XL1200C
Original MSRP
$10,685.00
RumbleON Price
$2,580.00
2003 Harley-Davids...
XL1200C
Original MSRP

OUR TECHNOLOGY PLATFORM IS READY TO SUPPORT GROWTH AND FULL-SCALE NATIONWIDE DEPLOYMENT.

- **Robust, tested and functional technology platform.**
  - Acquired through NextGen Dealer Solutions acquisition (February 2017).
- **“Mobile first”, highly scalable infrastructure strategy.**
- **Proprietary pricing engine.**
- **Integrated product suite, including leading 3rd party software systems.**
  - Ability to integrate with multiple dealer systems.
- **Significant value in data capture.**
  - Wealth of accumulated data will allow RumbleON to optimize purchasing, customer interaction, marketing and drive ancillary revenue opportunities.
  - Advertisers, manufacturers and suppliers highly interested in customer profile data.

COST-EFFECTIVE MARKETING

MANAGEMENT ESTIMATES CUSTOMER ACQUISITION COSTS WILL BE SIGNIFICANTLY LOWER THAN IN ONLINE AUTO SECTOR, DUE TO LACK OF COMPETITION.

DIGITAL MARKETING.

- Social media and viral marketing.
- Mobile advertising.
- IP and CRM targeting.
- Search engine marketing.
- Marketing automation.

BRAND BUILDING AND TRADITIONAL ADVERTISING.

- Billboard signage in high traffic areas.
- Trending motorcycle and dealer print publications.
- Public and investor relations.
- Content marketing.

EVENT MARKETING.

- Testing three large industry events in 2017:
  - 77th annual Sturgis Motorcycle Rally (est. 700k attending).
  - 18th annual Bikes Blues & BBQ (est. 400k attending).
  - 25th annual Biketoberfest Rally (est. 100k attending).
- Targeting 24 industry events in 2018.
  - Over 5 million anticipated riders in attendance.





DEALER PARTNER NETWORK

WE OFFER A STRONG VALUE PROPOSITION FOR DEALERS THAT WILL DRIVE PARTICIPATION IN OUR NETWORK.

- **Instant appraisal of and liquidity source on trade-ins.**
- **Lead management services.**
- **Meaningful sources of revenue.**
  - Inspection and reconditioning.
  - Ancillary products and services (e.g. parts, motor clothes, financing).
- **Significant increase in available inventory from RumbleON.**
  - No inventory capital risk.
  - Increased customer choice and transparency.
- **Secured contract with two select dealer partners.**
  - Preliminary commitments from eight additional regional select dealer partners.

RumbleON DEALER PARTNER BENEFITS AND SERVICES:



ACQUISITION AND INVENTORY WAREHOUSEING
INSPECTION AND RECONDITIONING
LOGISTICS AND DOCUMENT PROCESSING
LEAD MANAGEMENT
EXPANDED INVENTORY
$$$
DEALER PARTNERS PERFORMANCE

REGIONAL DISTRIBUTION STRATEGY

BY THE END OF 2017, WE WILL HAVE OVER 80% OF MOTORCYCLE OWNERS WITHIN 300 MILES OF A RumbleON "FULL-SERVICE" DEALER PARTNER, WITH 50 ADDITIONAL DEALER PARTNERS IN 2018.



RumbleON

MAP KEY
- Current Sites
- Target Sites
- Offices

OPERATING MODEL CASE STUDY



- **To test our model, we worked with a select dealer partner and implemented key operating processes from the disruptive RumbleON model:**
  - Significant increase in inventory selection.
  - Sophisticated online marketing targeted for customer acquisitions and sales.
  - High-definition photography and detailed descriptions.
  - No-haggle, transparent process.
  - Effective lead management.
- **In YTD 2017, this dealership increased its YoY average monthly sales of pre-owned units by 350% and became the top pre-owned performer in the network.**



388th
20 UNITS SOLD PER MO.
6mo.
1st
96 UNITS SOLD PER MO.

EXPERIENCED BOARD MEMBERS

Kevin Westfall

- 30+ years in automotive retail and finance operations.
- Previously SVP of Sales and Automotive Finance at AutoNation, Founder of BMW Financial Services, President of World Automotive Imports, and Leasing and Retail Lease Manager of Chrysler Credit Corporation.

Denmar J. Dixon

- 30+ years of experience in consumer focused operations, investment banking, and finance.
- Previously Vice Chairman of the Board and CEO, CIO, and EVP of Walter Investment Management Corp. and Global Head of Basic Industries Group for Banc of America Securities.

Mitch Pierce

- 35+ years of experience in automotive retailing.
- Owner or partner in six auto dealerships, including one of the five largest Toyota dealerships in the U.S.
- Currently on Board of Southern California Toyota Dealers, and prior Chairman of AZ Automobile Dealers Association.

Kartik Kakarala

- CEO of Halcyon Technologies, a 280+ person technology company focused on automotive retail and other industry sectors, with development offices in India.
- Owned and sold, or developed technology applications, including: Red Bumper (purchased by CDK), 700 Credit, AimData, and the True Car vehicle purchase program.

TAKEAWAYS

DEFENSIBLE, DIFFERENTIATED STRATEGY.

- Scalable marketplace platform and catalyst for industry change.
- Participation across the entire revenue spectrum.
- Significant first-mover advantage with limited competition.

COMPELLING ECONOMICS.

- Ability to achieve sustainable double digit organic growth.
- Strong unit economics drive rapid ramp to profitability.
- Capital light operations drive high ROE.
- Highly scalable business model driven by asset and infrastructure light operations.
- Cost-effective marketing strategy.

PROVEN AND COMPREHENSIVE TECHNOLOGY PLATFORM.

- Full-service platform created by industry-leading development partner.
- Compelling customer shopping experience and access to nationwide inventory.
- Convenient mobile and online buying and selling experience.

HIGHLY EXPERIENCED MANAGEMENT TEAM.

- Significant industry experience with successful track record.

RumbleON

THANK YOU